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                                                               Exhibit 10.30


                                Pathmark Stores, Inc.


Mr. James L. Donald
26 Carriage Place
Edison, New Jersey  08820


                                 Employment Agreement


Dear Mr. Donald:

         The following sets forth the agreement among Pathmark Stores, Inc. (the "Company"), SMG-II Holdings Corporation ("Holdings") and you regarding the terms and provisions of your employment as an officer and employee of the Company and as a director of Holdings during the Term. Capitalized words which are not otherwise defined herein shall have the meanings assigned to such words in Section 9 of this Agreement. This Agreement consists of the text hereof and each of the Exhibits attached hereto.

         1. Term of Employment Under the Agreement. The Term of your employment under this Agreement (the "Term") shall commence on October 8, 1996 (the "Effective Date") and shall continue until the fifth anniversary of the Effective Date. For purposes of this Agreement, "Fiscal Year" means the Company's fiscal year. Subject to the provisions of Section 6 below, either party may terminate your employment under this Agreement at any time.

         2. Employment During the Term. During the Term, you shall be employed as the Chairman, President and Chief Executive Officer of the Company and shall report directly to the Board of Directors of the Company (the "Board"), and your duties and responsibilities to the Company shall be consistent in all respects with such positions. During the Term, the Company will take all reasonable steps to assure that you continue to be elected or appointed to the Board of Directors of Holdings. In addition, pursuant to this Agreement and for no additional consideration, you agree to serve as an officer and director of any subsidiary or parent corporation of the Company, including, without limitation, PTK Holdings, Inc., Supermarkets General Holdings Corporation and Holdings. You shall devote substantially all of your business time, attention, skills and efforts exclusively to the business and affairs of the Company, other than de minimis amounts of time devoted by you to the management of your personal finances or to engaging in charitable or community services. Your principal place of employment shall be the executive offices of the Company as


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                                       2


established from time to time, although you understand and agree that you will be required to travel from time to time for business purposes.

         3.   Compensation During the Term.

         (a) Base Salary. As compensation to you for all services rendered to the Company, the Company will pay you a base salary (the "Salary") at the rate of $600,000 per annum, which will be reviewed annually by the Board and may be increased but not decreased by the Board on the basis of such review. Your Salary will be paid to you in accordance with the Company's regular payroll practices applicable to its executive officers.

         (b) Bonuses. (i) Annual Bonus. During the Term, you shall be eligible to participate in the Company's Executive Incentive Plan (the "EIP"). Under the EIP, for each full twelve-month Fiscal Year occurring during the Term, you will be eligible to earn an annual bonus (the "Annual Bonus") of up to 125% of your Salary, at the rate in effect at the beginning of the applicable Fiscal Year, based on targets set by the Board for your Annual Bonus for such Fiscal Year. The target for your Annual Bonus for any partial Fiscal Year occurring during the Term shall be prorated by multiplying the target by a fraction (not greater than one), the numerator of which shall be the number of days in such Fiscal Year occurring during the Term and the denominator of which shall be 365. Notwithstanding the foregoing, the minimum Annual Bonus paid to you for the partial Fiscal Year that includes the Effective Date shall be $175,000 and the minimum annual bonus for the first full Fiscal Year during the Term shall be $425,000. Annual Bonus payments for each of the second, third and fourth full Fiscal Years during the Term will not be less than 25% of the Salary paid to you for such Fiscal Year at the rate in effect at the start of such Fiscal Year. The Annual Bonus earned by you for any Fiscal Year will be paid to you within 120 days following the end of such Fiscal Year.

         (ii) Signing Bonus.  In addition to any amounts payable under
Section 3(b)(i) above, the Company will pay you within five (5) business days following the Effective Date a one-time signing bonus of $1,000,000. The signing bonus shall be paid to you in a lump sum cash payment, subject to applicable withholding taxes.

         (c) Deferral Arrangement. (i) Right to Defer. You will be permitted to defer some or all the Annual Bonus and up to 50% of the Salary payable to you hereunder. Any deferral of an Annual Bonus shall be irrevocable and must be requested by you in writing prior to the start of the Fiscal Year to which such Annual Bonus relates (except that any deferral election for the Fiscal Year that includes the Effective Date may be made within thirty (30) days following the Effective Date). Any deferral of Salary shall be irrevocable and must be requested by you in writing prior to the start of the calendar year to which such Salary relates (except that the deferral election for the calendar year that includes the Effective Date may be made within thirty (30) days following the Effective Date, but will


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                                       3


relate only to amounts payable after the election is received by the Company). An election for a given Fiscal Year or calendar year shall be deemed a continuing election for each subsequent Fiscal Year or calendar year, as the case may be, unless a subsequent election to defer (or not to defer) is provided to the Company by you prior to the start of such Fiscal Year or calendar year.

         (ii) Bookkeeping Account and Grantor Trust. Any amounts deferred by you hereunder will be credited to a bookkeeping account established on the books and records of the Company for this purpose. In addition, the Company will deposit in a separate, irrevocable grantor trust established by the Company an amount in cash equal to the amounts deferred by you. Such amounts will be deposited in the trust within thirty (30) days following the date such amount would otherwise have been payable to you but for the deferral election. In connection with the deferral election, you shall have the right to specify general investment categories for the investment of the amounts deposited in the trust, and the Company shall cause the trustee to invest the assets of the trust in one or more publicly-traded mutual funds, government securities, or other similar investment vehicles corresponding to the investment categories selected by you. Thereafter the value of your account with the Company will be adjusted to reflect income, gains and losses on the assets of the trust. The parties hereto agree that to the extent that any investment vehicle that you select results in a loss to the bookkeeping account, the Company will have no obligation to compensate you for such loss or to make any compensatory adjustment to the bookkeeping account to make up for such loss.

         (iii) Distributions. The timing of the payment of all amounts deferred by you shall be specified in your initial deferral election and may not be subsequently changed by you without the prior written approval of the Board. Your initial deferral may specify a lump sum payment or up to five
(5) annual installment payments to be paid out in their entirety by no later than the sixth anniversary of the Date of Termination; provided, however, that, notwithstanding your deferral election, all amounts will be paid to you within thirty (30) days following a Change in Control or the date of your Involuntary Termination.

         (d) Benefits. During the Term, you shall be eligible to participate in each pension, welfare and fringe benefit program made available generally to executives of the Company in accordance with the terms and provisions of each such program; provided, however, that the Company shall not be obligated to provide any supplemental retirement plan or any similar arrangement to you. In addition, the Company will provide you with
(i) a company car and (ii) $4.5 million in term life insurance during the first twelve (12) months of the Term and $3.2 million of life insurance thereafter during the Term, subject to your insurability. In the event that such life insurance is not available to the Company, you will be provided with an alternative arrangement which will provide amounts equal to the benefits contemplated herein, the details of which will be negotiated between you and the Company in good faith. The Company will also provide you with relocation benefits in


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                                       4


accordance with its current policies for executive employees; provided, however, that the Company will have no obligation to purchase your current residence.

         (e) Business Expenses. The Company will reimburse you upon presentation by you of appropriate documentation for business expenses reasonably incurred by you in connection with the performance of your duties under this Agreement.

         (f) Legal Expenses. The Company will pay reasonable legal fees and expenses incurred by you in the current negotiation of this Agreement.

         4. Long-Term Incentive Compensation. In order to align your interests more closely with those of the Company, the following long-term incentive compensation arrangements will be offered to you, subject to the terms and conditions set forth below.

         (a) Equity Award. Subject to the terms and conditions set forth herein, in the Stockholders Agreement and in the stock award agreement (the "Stock Award Agreement") attached hereto as Exhibit A, as soon as practicable after the Effective Date, Holdings will award you 8,520 shares of a new series of Preferred Stock with a stated value of $200 per share, and 19,851 shares of Common Stock (together, the "Equity Strip"), which together constitute approximately 2% of the issued and outstanding equity securities of Holdings as of the Effective Date. The Preferred Stock will be pari passu with the existing Holdings convertible preferred stock and will accrue dividends at a rate of 10% per annum. The Preferred Stock will be convertible into Common Stock on a one-for-one basis. The parties agree that as of the Effective Date, the shares have already accrued dividends of approximately $122 a share in accordance with Holdings' normal dividend accrual policy. The grant of the Equity Strip is expressly conditioned upon your signing the Stock Award Agreement and your agreement to be bound by the terms thereof.

         (b) The Option. Subject to the terms and conditions set forth herein, in the Stockholders Agreement and in the option agreement (the "Option Agreement") attached hereto as Exhibit B, as soon as practicable after the Effective Date, Holdings will grant you an option (the "Option") to purchase 100,000 shares of Common Stock. The Option will consist of component A covering 50,000 shares of Common Stock and component B covering the remaining 50,000 shares of Common Stock. The grant of the Option is expressly conditioned upon your signing the Option Agreement and your agreement to be bound by the terms thereof.

         (c) The Stockholders Agreement. As a condition precedent to the award of the Equity Strip and the grant of the Options, you must become a party to the Stockholders Agreement and agree to be bound by the terms and conditions of the Stockholders Agreement.


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                                       5


         5.   Loan.

         (a) Terms. Within 30 days following the Effective Date, the Company will lend you $4.5 million (the "Loan"). The parties acknowledge that the Company is providing the Loan to you, according to the terms herein, as consideration for the loss of value incurred by you as a consequence of the termination of your employment with your prior employer, which value is evidence of a portion of the value to the Company of your agreement to be employed by the Company. The Loan will be on a full recourse basis and secured in accordance with the terms of the Security Agreement (attached hereto as Exhibit D) by (i) the Equity Strip, (ii) the Option and (iii) the shares acquired upon exercise of the Option. The Loan will bear interest at the minimum statutory interest rate necessary for tax purposes. Interest on the Loan will be payable quarterly in arrears.

         (b) Notes. The Loan will be payable according to the terms of this Agreement and 16 separate promissory notes, the form of which is attached hereto as Exhibit C, delivered by you to the Company (collectively, the "Notes"). Each Note will have an initial principal amount of $281,250.00. The Notes will be contemporaneously delivered to an escrow agent designated by mutual agreement of the parties and shall be held by the escrow agent pursuant to the terms of the Escrow Agreement attached hereto as Exhibit E. If you are in the full-time employment of the Company on a quarterly anniversary of the Effective Date, your obligation to pay the Note maturing on such date will automatically and without the need for further action or consent by the Company be forgiven as to principal (but not any then accrued and unpaid interest) and will automatically and without the need for further action or consent by the Company be delivered by the escrow agent to you marked "Paid in Full." The sole condition to such delivery is your payment of any then accrued but unpaid interest on the Loan.

         6.   Effect of Termination of Employment.

         (a) Involuntary Termination. (i) Subject to Sections 6(f) and 6(g) below, in the event of your Involuntary Termination, the Company shall pay you (w) the full amount of the accrued but unpaid Salary you have earned through the date of such Involuntary Termination, plus a cash payment (calculated on the basis of your rate of Salary then in effect) for all unused vacation time which you may have accrued as of the date of Involuntary Termination; (x) the amount of any earned but unpaid Annual Bonus for any Fiscal Year of the Company ended on or prior to the Date of Termination; (y) any unpaid reimbursement for business expenses you are entitled to receive under Section 3(e) above; and (z) a Severance Amount equal to four times your annual rate of Salary, based upon the annual rate then in effect immediately prior to the Date of Termination, payable in monthly installments over the Severance Period.


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                                       6


         (ii) In the event of your Involuntary Termination, you and your eligible dependents shall continue to be eligible to participate during the Benefit Continuation Period in the medical, dental, health and life insurance plans applicable to you immediately prior to your Involuntary Termination on the same terms and conditions in effect for you and your dependents immediately prior to such Involuntary Termination.

         (iii) In the event of your Involuntary Termination, the Equity Strip will automatically and without the need for further action or consent by the Company become fully vested in the manner provided by the Stock Award Agreement, and the Option will continue to remain outstanding to the extent provided by the Option Agreement.

         (iv) In the event of your Involuntary Termination, all Notes not previously delivered to you will automatically and without the need for further action or consent by the Company be delivered by the escrow agent to you marked "Paid in Full." The sole condition to such delivery is your payment of any then accrued but unpaid interest on the Loan.

         (v) Except as otherwise provided in this Section 6(a) or the provisions of any employee benefit plan in which you are a participant, in the event of your Involuntary Termination, as of the Date of Termination, you will relinquish the right to any additional payments or benefits from the Company under this Agreement or otherwise.

         (b) Termination Event. In the event your employment ends at any time during the Term as a result of a Termination Event, the Company shall pay you the full amount of the accrued but unpaid Salary you have earned through the Date of Termination, plus a cash payment (calculated on the basis of your rate of Salary then in effect) for all unused vacation time which you may have accrued as of the Date of Termination and any unpaid reimbursement for business expenses you are entitled to receive under Section 3(e) above. In addition, the Company shall pay you the amount of any earned but unpaid Annual Bonus for any Fiscal Year of the Company ended on or prior to the Date of Termination. You will immediately forfeit as of the Date of Termination the Equity Strip and the Option, as provided in the Stock Award Agreement and the Option Agreement, respectively. In addition, each Note will become immediately due and payable as to all outstanding principal and all accrued and unpaid interest if your employment ends prior to a Change in Control as a result of a Termination Event. In addition, you shall immediately relinquish the right to any other payments or benefits from the Company under this Agreement or otherwise, except with respect to any employee benefit plan that provides otherwise.

         (c) Death or Disability. If your employment with the Company ends as a result of your death or Disability during the Term, the Company shall pay you (or, in the event of your death, your Beneficiary) the full amount of the accrued but unpaid Salary you have earned through the Date of Termination, plus a cash payment (calculated on the basis of


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your rate of Salary then in effect) for all unused vacation time which you may have accrued as of the Date of Termination and any unpaid reimbursement for business expenses you are entitled to receive under Section 3(e) above. In addition, the Company shall pay you the amount of any earned but unpaid Annual Bonus for any Fiscal Year of the Company ended on or prior to the Date of Termination. In the event of your death or Disability, you (or in the event of your death, your Beneficiary) will retain the Equity Strip which will vest immediately upon the occurrence of your death or Disability in the manner provided by the Stock Award Agreement, and the Option will continue to remain outstanding to the extent provided in the Option Agreement. In addition, for purposes of Section 5(b), you will be deemed in the "employ" of the Company during any period of your Disability. If, following any period of Disability that ends during the Term, you do not return to full-time employment with the Company, then, as of the last day of such period of Disability, you shall be deemed to have resigned without Good Reason for purposes of the Loan. Except as otherwise provided in this Section 6(c) or the provisions of any employee benefit plan in which you are a participant, as of the Date of Termination, you will relinquish the right to any additional payments or benefits from the Company under this Agreement or otherwise. Each Note will become immediately due and payable as to all outstanding principal and all accrued and unpaid interest if your employment ends prior to a Change in Control as a result of your death.

         (d) Resignation After a Change in Control. "During the thirty-day period beginning six (6) months after a Change in Control, you shall be eligible to resign from the Company for no stated reason and receive the Severance Amounts, benefits and consideration described in Sections 6(a)(i) through 6(a)(v) above. Any such resignation by you in such thirty-day period following a Change in Control shall be treated as an Involuntary Termination for all purposes of this Agreement. In addition, as of the date of a Change in Control, all Notes not previously delivered to you will be delivered by the escrow agent to you marked "Paid in Full," subject to your payment of all accrued but unpaid interest on the Loan.

         (e) Date and Notice of Termination. Any termination of your employment by the Company or by you during the Term shall be communicated by a notice of termination to the other party hereto (the "Notice of Termination"). The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated. The date of your termination of employment with the Company (the "Date of Termination") shall be determined as follows: (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty-day period); (ii) if your employment is terminated by the Company in an Involuntary Termination, the date specified in the Notice of Termination (or if no date is specified in the Notice of Termination, the date the Notice of


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                                       8


Termination is delivered to you); and (iii) if your employment is terminated by the Company for Cause, the later of (x) the date specified in the Notice of Termination and (y) the expiration of the applicable period set forth in the definition of Cause during which you may effect a cure or meet with the Board if such period expires without such cure being effected by you and without a reversal on the part of the Board regarding its decision to terminate you for Cause. If the basis for your Involuntary Termination is your resignation for Good Reason (which shall include your resignation for any reason or no stated reason after a Change in Control pursuant to Section 6(d) above), the Date of Termination shall be the later of (x) the date specified in the Notice of Termination and (y) the expiration of the applicable cure period set forth in the definition of Good Reason if such period expires without such cure being effected by the Company (it being understood that no cure period shall apply if your resignation is pursuant to
Section 6(d) above). The Date of Termination for a resignation of employment other than for Good Reason shall be the date set forth in the applicable notice, which shall be no earlier than thirty (30) days after the date such notice is received by the Company. The Date of Termination in the event of your death shall be the date of your death.

         (f) Mitigation. You will have no duty to mitigate the Severance Amount. Notwithstanding the previous sentence, any Severance Amount payable during the second year of the Severance Period will be reduced by any compensation or benefits you earn in connection with any employment by another employer during the second year of the Severance Period. You agree promptly to provide the Company with any evidence of amounts received in connection with such other employment which the Company shall reasonably request.

         (g) Breach of Protective Covenants. If, following the Effective Date, you breach any of the provisions of Section 7 below, you shall not be eligible, as of the date of such breach, for any Severance Amount, and all obligations of the Company to pay any Severance Amount hereunder shall thereupon cease.

         7.   Protective Covenants.

         (a) No Competing Employment. During the Restricted Period, you shall not, without the prior written consent of the Board, directly or indirectly, whether as owner, consultant, employee, partner, venturer, or agent, through stock ownership, investment of capital, lending of money or property, rendering of services, or otherwise (except ownership of less than 5% of the number of shares outstanding of any securities which are publicly traded), compete with the retail supermarket business, or any other business contributing at least 15% of the consolidated revenues, of the Company or any parent or subsidiary of the Company (such businesses are hereinafter referred to as the "Business"), provide services to, whether as an employee or consultant, own, manage, operate, control, participate in or be connected with (as a stockholder, partner, or any similar ownership interest) any corporation,


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                                       9


firm, partnership, joint venture, sole proprietorship or other entity which so competes with the Business, except for the aforementioned 5% ownership of publicly traded securities. The restrictions imposed by this Section 7(a) shall not apply to any geographic area in which the Company, its parent or its subsidiaries are not engaged in the Business at the Date of Termination.

         (b) No Solicitation of Employees and Certain Other Persons. During the Restricted Period, you shall not, without the prior written consent of the Board, directly or indirectly (i) solicit in competition with the Business any person, group or class of persons who at any time either during the Term or during the Restricted Period have any business relationship with the Business, the loss, diminution or moderation of which would likely be detrimental to the Business; (ii) solicit or recruit, directly or indirectly, any employee or independent contractor of the Company for the purpose of being employed by you, directly or indirectly, or by any competitor of the Company on behalf of which you are acting as an agent, representative or employee; (iii) solicit, influence, or attempt to influence, for a purpose or in a manner that would likely be materially detrimental to the Business, any provider of services or products to the Business with respect to its relationship with the Business, including, without limitation, any person or entity which has been a provider of services or products to the Business during the Executive's employment with the Company, or take any action detrimental to the existing or prospective relationships between the Business and any provider of services; or (iv) assist or encourage any other person in carrying out, directly or indirectly, any activity that would be prohibited by the provisions of this Section 7(b) if such activity were carried out by you, and, in particular, you agree that you will not, directly or indirectly, induce any employee of the Business to carry out any such activity.

         (c) Confidentiality. You recognize that the services you perform for the Company are special, unique and extraordinary in that you may acquire confidential information and trade secrets concerning the operations of the Company, its parent and its subsidiaries, the use or disclosure of which could cause the Company substantial loss and damages which could not be readily calculated, and for which no remedy at law would be adequate. Accordingly, you covenant and agree with the Company that you will not at any time, except in performance of your obligations to the Company hereunder or with the prior written consent of the Board, directly or indirectly, disclose any secret or confidential information that you may learn by reason of your association with the Company. The term "confidential information" includes, without limitation, information not previously disclosed to the public or to the trade by the Company's management with respect to the Company or any of its parent's or subsidiaries' business plans, prospects and opportunities, the identity of any suppliers, proprietary information regarding customers, operational strengths and weaknesses, trade secrets, know-how and other intellectual property, systems, procedures, manuals, confidential reports, product price lists, marketing plans or strategies, and financial information. You understand and agree that the rights and obligations set forth in this


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                                       10


Section 7(b) are perpetual and, in any case, shall extend beyond the Restricted Period and the Severance Period.

         (d) Injunctive Relief. Without limiting the remedies available to the Company, you acknowledge that a breach of any of the covenants contained in this Section 7 may result in material irreparable injury to the Company for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order or a preliminary or permanent injunction restraining you from engaging in activities prohibited by this Section 7 or such other relief as may be required to specifically enforce any of the covenants in this
Section 7.

         8.   Successors; Binding Agreement.

         (a) Assumption by Successor. The Company and Holdings will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company or Holdings expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that the Company and Holdings would be required to perform it if no such succession had taken place; provided, however, that no such assumption shall relieve the Company or Holdings of its obligations hereunder.

         (b) Enforceability; Beneficiaries. This Agreement shall be binding upon and inure to the benefit of you (and your personal representatives and heirs) and the Company and any organization which succeeds to substantially all of the business or assets of the Company, whether by means of merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise, including, without limitation, as a result of a Change in Control or by operation of law.

         9. Definitions. For purposes of this Agreement, the following capitalized words shall have the meanings set forth below:

         "Beneficiary" shall mean the person or persons designated by you in writing to receive any benefits payable to you hereunder in the event of your death or, if no such persons are so designated, your estate. No Beneficiary designation shall be effective unless it is in writing and received by the Company prior to the date of your death.

         "Benefit Continuation Period" shall mean, in connection with your Involuntary Termination, the period beginning on the Date of Termination and ending on the earliest to occur of (i) the end of the Severance Period, (ii) the date you are eligible to be covered under the benefit plans of a subsequent employer and (iii) the date of your breach of any provision of
Section 7 hereof.


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                                       11


         "Cause" shall mean the termination of your employment with the Company because of (i) your willful and repeated failure (other than by reason of incapacity due to physical or mental illness) to perform the material duties of your employment with the Company after notice from the Company of such failure and your inability or unwillingness to correct such failure within thirty (30) days of such notice, (ii) your conviction of a felony or your plea of no contest to a felony, or (iii) perpetration by you of a material dishonest act or fraud against the Company or any parent or subsidiary thereof; provided, however, that, before the Company may terminate you for Cause, the Board shall deliver to you a written notice of the Company's intent to terminate you for Cause, including the reasons for such termination, and the Company must provide you, and your legal counsel, an opportunity to meet once with the Board prior to such termination.

         "Change in Control" shall mean the acquisition by a person (other than a person or group of persons that beneficially own an equity interest in Holdings or the Company on the Effective Date or any person controlled thereby) of more than 50% control of the voting securities of Holdings as a result of a sale of voting securities after the Effective Date by the persons who, on the Effective Date, have a beneficial interest in such voting securities, but shall not include any change in the ownership of the Company or Holdings resulting from a public offering.

         "Common Stock" shall mean Holdings Class A Common Stock, par value $0.01 per share.

         "Disability" shall mean your absence from continuous full-time employment with the Company for a period of at least 180 consecutive days by reason of a mental or physical illness.

         "Good Reason" shall mean your resignation because of (i) the failure of the Company to pay any material amount of compensation to you when due,
(ii) a material, adverse reduction or material, adverse diminution in your titles, duties, positions or responsibilities with the Company, including, but not limited to, failure by the Company to elect you to the office of Chief Executive Officer, or (iii) any other material breach by the Company of the Agreement (including a rejection or termination of the Agreement by the Company pursuant to any provision or section of the federal bankruptcy laws of the United States). In order to constitute Good Reason, you must provide written notification of your intention to resign within thirty (30) business days after you know or have reason to know of the occurrence of any such event. After you provide such written notice to the Company, the Company shall have fifteen (15) days from the date of receipt of such notice to effect a cure of the condition constituting Good Reason, and, upon cure thereof by the Company (which cure shall be retroactive with respect to any monetary matter), such event shall no longer constitute Good Reason.


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                                       12


         "Involuntary Termination" shall mean (i) your termination of employment by the Company other than for Cause or Disability or (ii) your resignation of employment with the Company for Good Reason.

         "Preferred Stock" shall mean a new series of convertible preferred stock that will be issued for purposes of this Agreement.

         "Restricted Period" shall mean the period beginning on the Effective Date and ending on the second anniversary of the Date of Termination; provided, however, that, in the event of a Change in Control, the Restricted Period shall end upon the later to occur of (i) the Termination Date and (ii) the date of the Change in Control.

         "Security Agreement" shall mean the agreement set forth in Exhibit D.

         "Severance Amount" shall mean the cash amounts payable under Section 6(a)(i)(z).

         "Severance Period" shall mean, in the event of an Involuntary Termination, the 24-month period commencing on the Date of Termination.

         "Stockholders Agreement" shall mean the Stockholders Agreement, dated as of February 4, 1991, as amended, among Holdings and its stockholders.

         "Term Sheet" shall mean the initial agreement to the terms of employment between the Company, Holdings and you, dated as of October 2, 1996.

         "Termination Event" shall mean your resignation without Good Reason or a termination by the Company for Cause.

         10. Notice. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, sent by telecopier or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to Corporate Secretary, Pathmark Stores, Inc., 301 Blair Road, P.O. Box 5301, Woodbridge, New Jersey, 07095-0915, telecopier: (908) 499-3460, with a copy to the General Counsel of the Company, or to you at the address set forth on the first page of this Agreement or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

         11.  Miscellaneous.

         (a) No Rights to Continued Employment. Neither this Agreement nor any of the rights or benefits evidenced hereby shall confer upon you any right to continuance of employment by the Company or interfere in any way with the right of the Company to terminate your employment, subject to the provisions of Section 6 above, for any reason, with or without Cause.

         (b)  Amendments, Waivers, Etc.   No provision of this Agreement may
be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing by the parties hereto. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement, and this Agreement shall supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof, including, without limitation, the Term Sheet.

         (c) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         (d) Representation. You hereby represent and warrant to the Company that the execution and delivery by you of this Agreement to the Company will not breach the terms of any contract, agreement or understanding to which you are a party. You further acknowledge and agree that a breach of this representation by you shall render this Agreement void ab initio and of no further force and effect.

         (e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         (f) Withholding. Amounts paid to you hereunder shall be subject to all applicable federal, state and local wage withholdings.

         (g) Source of Payments. All payments provided under this Agreement (other than payments made pursuant to a plan which provides otherwise or as otherwise expressly provided hereunder) shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. You will have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

         (h) Headings. The headings contained in this Agreement are intended solely for convenience of reference and shall not affect the rights of the parties to this Agreement.

         (i) Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York applicable to contracts entered into and performed in such state.

         If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

                                      Sincerely,

                                      PATHMARK STORES, INC.



                                      By______________________
                                        Name:
                                        Title:



                                       SMG-II HOLDINGS CORPORATION



                                       By______________________
                                         Name:
                                         Title:

                                       (For purposes of Section
                                       4 only)


Agreed to as of this 8th day of November, 1996.

____________________________
     James L. Donald

                                      Exhibit A

                                STOCK AWARD AGREEMENT

                                STOCK AWARD AGREEMENT

         AGREEMENT, dated as of this 8th day of October, 1996, between SMG-II Holdings Corporation, a Delaware corporation ("Holdings"), and James L. Donald (the "Executive").

                                 W I T N E S S E T H:

         WHEREAS, Holdings, Pathmark Stores, Inc. (the "Company") and the Executive are parties to an employment agreement, dated October 8, 1996 (the "Employment Agreement"), which contemplates that Holdings will grant the Executive an equity interest in Holdings consisting of a specified number of shares of a new series of Holdings convertible preferred stock, with a stated value of $200 ("Preferred Stock") and shares of Holdings Class A Common Stock, par value $0.01 per share ("Common Stock"), subject to the terms and conditions set forth herein; and

         WHEREAS, Holdings now desires to award the Executive the Equity Strip, and the Executive now desires to accept the award of the Equity Strip, in accordance with the terms and provisions hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto hereby agree as follows:

         1. Equity Award. Holdings hereby grants to the Executive, subject to the terms and conditions of this Agreement, an Equity Strip, consisting of an aggregate of 19,851 shares of Common Stock and an aggregate of 8,520 shares of Preferred Stock. The Preferred Stock will be pari passu with the existing SMG-II convertible preferred stock and will accrue dividends at a rate of 10% per annum. Each share of Preferred Stock will be convertible into one share of Common Stock.

         Capitalized words which are not otherwise defined in the text of this Agreement shall have the meanings assigned to such words in the Employment Agreement.

         2. Issuance of Share Certificates. The Executive will enjoy full ownership rights in connection with the Equity Strip, including voting rights and the right to receive dividends when declared and paid. Share certificates for the shares of Common Stock and Preferred Stock subject to the Equity Strip will be issued in the name of the Executive but will be held by Holdings until such time as the Executive makes a valid disposition of such shares in accordance with the terms and provisions set forth herein and in the Stockholders Agreement and Security Agreement. Each such share certificate will contain a legend in the form below indicating that it has not been registered under the Securities Act of 1933, as amended, and that the shares are subject to transfer restrictions set forth in the Stockholders Agreement and the Security Agreement:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND ARE TRANSFERABLE ONLY UPON COMPLIANCE WITH, THE PROVISIONS OF A STOCKHOLDERS AGREEMENT AMONG SMG-II HOLDINGS CORPORATION AND THE OTHER PARTIES THERETO AND THE SECURITY AGREEMENT BETWEEN THE HOLDER AND SMG-II HOLDINGS CORPORATION. COPIES OF THE ABOVE-REFERENCED AGREEMENTS ARE ON FILE AT THE OFFICES OF SMG-II HOLDINGS CORPORATION AT
         301 BLAIR ROAD, WOODBRIDGE, NEW JERSEY.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

         3. Vesting. The Equity Strip will vest in its entirety upon the occurrence of an Employment-Related Event and will be forfeited in its entirety upon the occurrence of a Termination Event; provided, however, that no portion of the Equity Strip will be subject to forfeiture to the extent that it has been sold or otherwise transferred in accordance with Section 4 below prior to the occurrence of a Termination Event.

         4.   Sales and Transfers of the Equity Strip.   (a)  The award of
the Equity Strip hereunder is expressly conditioned upon the Executive becoming a party to the Stockholders Agreement and agreeing to be bound by the terms thereof.

         (b) The shares of Common Stock and Preferred Stock subject to the Equity Strip shall be subject to all of the transfer restrictions set forth in the Stockholders Agreement and may be transferred by the Executive only in the manner and to the extent permitted by the Stockholders Agreement. Except as permitted by the Stockholders Agreement, the shares subject to the Equity Strip may not be transferred by the Executive until such time as they have vested in accordance with the provisions of Section 3 above.

         (c) Holdings shall cause the release of the shares from the Security Agreement to the extent necessary to permit the Executive to exercise his sale or transfer rights under Section 5.6 or 6.2 of the Stockholders Agreement; provided, however, that the cash or other proceeds received in connection with such sale or transfer shall be held as collateral for the Loan in accordance with the terms of the Security Agreement.

         5. Investment Representation. The Executive hereby represents and warrants to Holdings that (i) the Equity Strip is being acquired by him for investment only and not for resale, (ii) he has such knowledge and experience in financial and business matters as to be capable of evaluating the merits of the acquisition of the interest in Holdings constituting the Equity Strip,
(iii) he has carefully reviewed and understood the terms of this Agreement and the Stockholders Agreement and (iv) he is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended, by reason of (A) having a net worth (or joint net worth of the Executive and his spouse) on the date of this Agreement that exceeds

$1,000,000, or (B) having had individual income in excess of $200,000 in each of the two most recent years (or joint income of the Executive and his spouse in excess of $300,000 in each of those years) and having a reasonable expectation of reaching the same income level in the current year.

         6. No Restriction on Right of Company to Effect Corporate Changes. The Equity Strip shall not affect in any way the right or power of
Holdings or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in Holdings' capital structure or its business, or any merger or consolidation of Holdings, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of Holdings, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. This Section 6 is not intended to constitute a waiver of any rights the parties may have under state law.

         7.   Interpretation and Construction.   Holdings shall have full
authority to interpret and construe this Agreement and any interpretation, construction or determination made by Holdings pursuant hereto shall be final and conclusive.

         8. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

         9. Notices. Any notice provided by either party hereto will be provided in accordance with the notice provision set forth in Section 10 of the Employment Agreement.

         10. Governing Law. This Agreement and all rights hereunder shall be construed in accordance with and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, Holdings has caused this Agreement to be executed by its duly authorized officers and the Executive has executed this Agreement, both as of the day and year first above written.

                             SMG-II HOLDINGS CORPORATION


                             By:  ____________________________________


                                  Name:_______________________________

                                  Title: _____________________________


                             EXECUTIVE

                             __________________________________________


                             __________________________________________

                             __________________________________________
                                            (address)

                             SMG-II HOLDINGS CORPORATION


                                                March 7, 1997

Mr. James L. Donald
Chairman, President and Chief Executive Officer
Pathmark Stores, Inc.
301 Blair Road
Woodbridge, New Jersey  07095

                        Amendment to the Stock Award Agreement

Dear Mr. Donald:

         Reference is made to the Stock Award Agreement, dated October 8, 1996, between SMG-II Holdings Corporation ("Holdings") and you (the "Stock Award Agreement").

         This will confirm our agreement that the following sentence is hereby added to the end of Section 3 of the Stock Award Agreement:

"'Employment-Related Event' shall mean any of the following: (i) your termination of employment at the end of the full Term of employment, (ii) your Involuntary Termination or (iii) your death or Disability."

         This letter constitutes an amendment to your Stock Award Agreement. Please indicate your agreement by signing the attached copy of this letter.

                                  SMG-II HOLDINGS CORPORATION


                                  By:____________________
                                  Title:

ACCEPTED AND AGREED

______________________
James L. Donald

______________________
Date

                                   Exhibit B

                            STOCK OPTION AGREEMENT

                            STOCK OPTION AGREEMENT


          AGREEMENT, dated as of this 8th day of October, 1996
(the "Date of Grant"), between SMG-II Holdings Corporation, a Delaware corporation (the "Holdings"), and James L. Donald (the "Optionee").


                             W I T N E S S E T H:


          WHEREAS, the Holdings, Pathmark Stores, Inc. (the "Company") and the Optionee are parties to an employment agreement, dated October 8, 1996
(the "Employment Agreement") which contemplates that Holdings will grant the Optionee a stock option consisting of an aggregate of 100,000 shares of Holdings Class A Common Stock, par value $0.01 per share (the "Common Stock"), subject to the terms and conditions set forth herein; and

          WHEREAS, Holdings now desires to grant the Optionee the Option, and the Optionee desires to accept the grant of the Option, in accordance with the terms and provisions hereof;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto hereby agree as follows:

          1.   Grant of Option.

          Holdings hereby grants to the Optionee, subject to the terms and conditions of this Stock Option Agreement (the "Agreement"), a stock option (the "Option") to purchase an aggregate of 100,000 shares of Common Stock. The Option will consist of component A ("Option Component A") covering 50,000 shares of Common Stock and component B ("Option Component B") covering the remaining 50,000 shares of Common Stock. Any terms used herein not otherwise defined shall have the meanings assigned to them in the Employment Agreement.

          2.   Terms and Conditions of Option.

          The Option shall be subject to the following terms and conditions:

          (a)  Exercise Price of the Option Component A. Subject to
Section 2(c) below, Option Component A shall have an initial per share exercise price of $100 per share. The per share exercise price of Option Component A will increase to $125 per share on the first day of the Fiscal Year beginning in calendar year 2000 ("Fiscal Year 2000") and to $150 per share on the first day of the Fiscal Year beginning in calendar year 2001 ("Fiscal Year 2001").

          (b)  Exercise Price of the Option Component B. Subject to
Section 2(c) below, Option Component B will have an initial per share exercise price of $100 per share. The per share exercise price of Option Component B will increase to $150 per share on the first day of the Fiscal Year beginning in calendar year 1999; to $250 per share on the first day of Fiscal Year 2000; and to $350 per share on the first day of Fiscal Year 2001.

          (c) Expiration Date. Subject to Section 2(e)(vi) below, the Option will expire on the fifth anniversary of the Effective Date to the extent not previously exercised (the "Expiration Date"); provided, however, that the Expiration Date for the portion of the Option Component A and the Option Component B which is vested in accordance with Section 2(d) immediately prior to such Expiration Date will be extended until the seventh anniversary of the Effective Date if such vested portion of the Option Component A and the Option Component B, as the case may be, has not become exercisable by such initial Expiration Date. During the period of such extension, the per share exercise price of the Option Component A and the Option Component B, as the case may be (to the extent not previously exercised), will increase at the end of each month during such extension period at an annual rate of 10%.

          (d) Vesting. Subject to Section 3, the Optionee will vest in 25% of the Option Component A and in 25% of the Option Component B on the Effective Date and on each of the first through third anniversaries of the Effective Date, provided that the Optionee is in the employ of the Company on each such date. Upon the occurrence of a Minimum IPO (as defined below) while the Optionee is in the employ of the Company, the entire Option shall immediately and fully vest. In addition, the Option will immediately and fully vest upon the occurrence of a Change in Control occurring prior to a Termination Event.

          (e)  Exercisability.

          (i) Except for purposes of tag-along rights under Article V of the Stockholders Agreement and the piggy-back rights under Article VI of the Stockholders Agreement, the Option shall not be exercisable (even though the Option or a portion thereof is vested) unless and until it becomes exercisable in accordance with the provisions of this Section 2(e).

          (ii) The Exercisable Percentage (as defined below) of each component of the Option will become exercisable if the ML Investors (as defined in the Stockholders Agreement) have a Realization Event (as defined below) in respect of the Common Stock at a per share price in excess of the amounts (the "Target Prices") set forth below:

          Period of Time       Target Price per    Target Price per
                               Share/Option        Share/Option
                               Component A         Component B
          --------------------------------------------------------------

          Prior to 2/1/00      $ 100               $ 150

          2/1/00 to 1/31/01    $ 125               $ 250

          2/1/01 and after     $ 150               $ 350

          --------------------------------------------------------------

          Notwithstanding the above, if the ML Investors (as defined in the Stockholders Agreement) have a Realization Event for more than 15% of the shares of Common Stock beneficially owned by them on the Date of Grant at a per share price in excess of the Target Price described above applicable to the date when such Realization Event occurs, then the components of the Option for which such Target Prices have been achieved shall become immediately vested and exercisable and the exercise price shall not thereafter increase.

          (iii) If the Optionee ceases for any reason to be in the employ of the Company, the provisions of Section 2(e)(ii) above will be applied only to the then vested portion of each component of the Option.

          (iv) Holdings and the Optionee agree to use all reasonable efforts to assure that the Optionee shall be permitted to exercise the portion of the Option that becomes exercisable pursuant to this Section 2(e) prior to the consummation of any applicable Third-Party Sale or Public Offering so that the Optionee will be able to participate in such Third-Party Sale or Public Offering to the extent permitted by the provisions of the Stockholders Agreement.

          (v) In the event that the Optionee becomes entitled to any tag-along rights under Section 5.6 or registration rights under Section 6.2 of the Stockholders Agreement, the Optionee will be permitted to exercise his sale or transfer rights with respect to the portion of the Option for which the Target Price has been met. For purposes of Section 5.6(b) of the Stockholders Agreement, one hundred percent of the portion of the option for which the Target Amount has been realized will be considered exercisable in order to determine the number of shares to be included under Section 5.6(b) of the Stockholders Agreement.

          (vi) If, prior to the Expiration Date, the Board determines that it is necessary or desirable to list, register, or qualify the shares of Common Stock subject to the Option in accordance with Section 5 (b) hereunder, and if such listing, registration, or qualification is delayed beyond the Expiration Date, the vested and exercisable portion of the Option will remain exercisable until 30 days after such listing, registration, or qualification is accomplished.

          (f) Agreement to Become Party to and Abide by the Terms of the Stockholders Agreement. No shares of Common Stock shall be issued to the Optionee upon exercise of the Option unless the Optionee is then a party to the Stockholders Agreement or the Stockholders Agreement shall have previously expired in accordance with its terms. All shares of Common Stock acquired by the Optionee upon the exercise of any portion of the Option will be subject to the terms of the Stockholders Agreement. The Optionee shall hold and transfer the shares of Common Stock issuable upon the exercise of the Option subject to, and in accordance with, the terms, conditions and restrictions applicable to shares of Common Stock owned by Management Investors (as defined in the Stockholder Agreement) as provided in the Stockholders Agreement; provided such terms, conditions and restrictions contained in the Stockholders Agreement are then still in effect, and the agreements and restrictions contained therein will apply to the shares of Common Stock issuable upon exercise of the Option without any action on the part of Holdings or the Optionee.

          (g) Nontransferability; Nonassignability. The Option shall not be transferable or assignable, other than by will or the laws of descent and distribution and the Option may not be exercised by anyone other than the Optionee during the Optionee's lifetime, except in the event of the Optionee's Disability, the Options may be exercised by the Optionee's legal custodian or guardian.

          3.   Termination of Employment.

          (a) Termination Without Cause or by Reason of Death; Resignation for Good Reason. If the Optionee's employment with the Company is terminated by the Company without Cause or by reason of the Optionee's death, or if the Optionee should resign his employment with the Company for Good Reason, the Optionee shall be entitled to retain the portion of the Option which is vested as of the Date of Termination, and the remaining portion of the Option shall be immediately and irrevocably forfeited as of such date.

          (b) Disability In the event of the Optionee's Disability, the period of such Disability shall be treated as continuing employment with the Company for purposes of Section 2(d) above. If, following the expiration of such period of Disability during the Term, the Optionee does not return to the full-time employ of the Company, the last day of such period of Disability shall be treated for purposes hereof as a Termination Event.

          (c) Termination Event. If the Optionee's employment with the Company should end as a result of a Termination Event, then, as of the applicable Date of Termination, the entire Option (whether or not then vested) will be immediately and irrevocably forfeited as of such date.

          (d) Exercisability After Termination of Employment. The vested portion of the Option retained by the Optionee (or in the event of the Optionee's death, by his estate or beneficiary) following the Optionee's termination of employment with the Company for any reason shall remain outstanding until the Expiration Date but shall become exercisable only to the extent provided in Section 2(e) above.

          4.   Method of Exercise.

          (a) Notice. Subject to the conditions set forth in Section 4(b) hereof, the Optionee may exercise any then exercisable portion of the Option by giving written notice to Holdings specifying the number of shares of Common Stock in respect of which the Option is being exercised. The date of exercise of the Option with respect to the shares of Common Stock specified in the notice shall be the later of (i) the date on which Holdings receives the written notice or (ii) the date on which all the conditions provided in Sections 4(b) and 4(c) hereof are satisfied.

          (b) Payment and Other Conditions. Prior to the issuance to the Optionee of any stock certificates evidencing shares of Common Stock in respect of which the Option shall have been exercised, the Optionee shall have paid to Holdings the aggregate exercise price for all shares of Common Stock for which the Option is then exercised in cash or in shares of Common Stock already owned by the Optionee with a fair market value on the date of exercise equal to the aggregate exercise price or any combination of cash and shares. In addition, the Optionee shall pay to Holdings an amount in cash equal to the federal, state and local taxes, if any, required to be withheld or paid by Holdings as a result of such exercise.

          (c) Issuance of Stock Certificates; Pledge of Shares Acquired. Subject to the terms of the Security Agreement, upon receipt of payment and satisfaction of the conditions pursuant to Section 4(b), Holdings shall issue to the Optionee a certificate or certificates for the number of shares of Common Stock in respect of which the Option shall have been exercised. Such certificates shall contain one or more legends indicating any then applicable transfer restrictions or limitations applicable to the shares. Holdings will bear all expenses in connection with the preparation, issuance and delivery of the stock certificates.

          5.   Registration of Shares and Limitations on Exercisability.

          (a) Notwithstanding anything contained herein to the contrary, the Option shall not be exercisable and no transfer of shares of Common Stock may be made to the Optionee, and any attempt to exercise the Option or to transfer any shares of Common Stock to the Optionee shall be void and of no effect, unless and until (i) a registration statement under the Securities Act has been duly filed and declared effective pertaining to the shares of Common Stock subject to this Option and the shares of Common Stock subject to this Option have been duly qualified under applicable state securities or blue sky laws or
(ii) Holdings, in its sole discretion after securing the advice of counsel, determines, or the Optionee provides an opinion of counsel reasonably satisfactory to Holdings, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

          (b) Without limiting the foregoing, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to this Option under any state or federal law or on any securities exchange, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, delivery or purchase of shares pursuant to the exercise of the Option, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

          (c) Following a Public Offering of the Common Stock, the Option and the shares subject to the Option shall be registered on a Form S-8, to the extent such form of registration statement is then available to Holdings, and, if necessary, Holdings will file a reoffering prospectus to facilitate the Optionee's resale of shares of Common Stock acquired upon exercise of the Option.

          6.   No Restriction on Right of Company to Effect Corporate Changes.

          Neither the Agreement nor the Option shall affect in any way the right or power of Holdings or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in Holdings' capital structure or its business, or any merger or consolidation of Holdings, or any issue of stock or of options, warrants or rights to purchase stock, or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of Holdings, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. This Section 6 is not intended to constitute a waiver of any rights the parties may have under state law.

          7.   Dilution and Other Adjustments.

          In the event of any stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights to purchase stock, recapitalization, combination, exchange or similar change affecting the Common Stock, Holdings shall make one or more of the following equitable adjustments to the Option:
(i) adjust the aggregate number of shares of Common Stock which may be acquired upon exercise of the Option, (ii) adjust the exercise price to be paid for the shares subject to the Option, or (iii) make any other equitable adjustments or take such other equitable action as Holdings, in its discretion, shall deem appropriate. Such equitable adjustments or actions shall be negotiated in good faith by Holdings with the Optionee, and any agreement between the parties shall be conclusive and binding for all purposes. In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Agreement.

          8.   Optionee Bound by the Agreement.

          The Optionee hereby agrees that he and any other person who may be entitled to any rights hereunder shall be bound by all the terms and conditions of this Agreement.

          9.   Headings.

          The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

          10.  Definitions.

          "Exercisable Percentage" means (i) in connection with a Third Party Sale, the percentage of the shares of Common Stock subject to the Option that the Optionee is entitled to sell pursuant to the exercise of his "tag-along" rights under Section 5.6 of the Stockholders Agreement and (ii) in connection with a Public Offering, the percentage of the shares of Common Stock then beneficially owned by the ML Investors (as defined in the Stockholders Agreement) which are sold in the Public Offering.

          "Minimum IPO" means a Public Offering of the Common Stock after the Date of Grant at the conclusion of which the aggregate price for all shares of Common Stock having been sold to the public in such Public Offering, plus the aggregate offering price for all shares of Common Stock sold in all prior Public Offerings of Common Stock occurring after the Date of Grant, exceeds $50 million.

          "Public Offering" means a public offering of the Common Stock pursuant to an effective registration statement under the Securities Act.

          "Realization Event" means the receipt by the ML Investors (as defined in the Stockholders Agreement) of cash or property from an unrelated third party as consideration for the sale of shares of Common Stock then beneficially owned by the ML Investors. For purposes of this Agreement, any property other than cash received by the ML Investors in the Realization Event shall have the value ascribed to such property by the parties to such sale.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Third Party Sale" means a sale of Common Stock subject to
Section 5.6 of the Stockholders Agreement.

          11.  Governing Law.

          This Agreement and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

          12.  Notices.

          Any notice provided by either party hereto will be provided in accordance with the notice provision set forth in Section 10 of the Employment Agreement.


          IN WITNESS WHEREOF, Holdings has caused this Agreement to be executed by its duly authorized officers and the Optionee has executed this Agreement, both as of the day and year first above written.



                                       SMG-II HOLDINGS CORPORATION


                                       By:____________________________________

                                       Title:_________________________________


                                       OPTIONEE

                                       _______________________________________


                                       _______________________________________

                                       _______________________________________
                                                     (address)

                          SMG-II HOLDINGS CORPORATION

                                   AGREEMENT


          AGREEMENT, dated as of this 8th day of November, 1996 between SMG-II Holdings Corporation, a Delaware corporation ("Holdings"), and James L. Donald ("Donald").

                             W I T N E S S E T H:


          WHEREAS, Holdings, Pathmark Stores, Inc. (the "Company") and Donald are parties to an employment agreement, dated October 8, 1996 (the "Employment Agreement"), which contemplates that Holdings will grant to Donald an equity interest in Holdings consisting of a specified number of shares of a new series of Holdings convertible preferred stock, with a stated value of $200, shares of Holdings Class A Common Stock, par value $0.01 per share (the "Common Stock") (together, the "Equity Strip"), and a stock option (the "Option") consisting of an aggregate of 100,000 shares of Common Stock; and

          WHEREAS, Holdings now desires to grant Donald the Equity Strip and the Option, and Donald desires to accept the grant of the Equity Strip and the Option;

          WHEREAS, the Stockholders Agreement between Holdings and its stockholders dated as of February 4, 1991 (the "Stockholders Agreement") was amended prior to the execution of this Agreement by Amendment No. 1 to provide Donald with the Equity Strip and the Option and all the rights and obligations associated therewith; and

          WHEREAS, according to the terms of the Stockholders Agreement, in order to receive either grant of the Equity Strip or the Option, Donald must agree to become subject to the terms, conditions, rights, responsibilities and all other provisions of the Stockholders Agreement;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto hereby agree as follows:

          1. Defined Terms. Any capitalized words which are not otherwise defined herein shall have the meanings assigned to such words in the Stockholders Agreement.

          2. Management Investor. The parties hereby agree that Donald shall become a Management Investor upon his receipt of the Equity Strip, the Option or any portion thereof.

          3. Agreement to Become Party to and Abide by the Terms of the Stockholders Agreement. The parties hereby irrevocably agree that Donald shall be subject to the terms and conditions of the Stockholders Agreement in its entirety. The parties further agree that all shares of Common Stock or preferred stock acquired by Donald or granted to Donald by Holdings will be subject to the terms of the Stockholders Agreement. Donald shall hold and transfer all shares of Common Stock and preferred stock granted to him under the Equity Strip or issuable upon the exercise of the Option subject to, and in accordance with, the terms, conditions and restrictions applicable to shares of Common Stock and preferred stock owned by Management Investors as provided in the Stockholders Agreement for as long as such terms, conditions and restrictions contained in the Stockholders Agreement are then still in effect, and the agreements and restrictions contained therein will apply to the shares of Common Stock and preferred stock granted through the Equity Strip and issuable upon exercise of the Option without any other action on the part of Holdings or Donald.

         4. All Provisions of the Stockholders Agreement. The parties agree that all the provisions of the Stockholders Agreement shall apply to this Agreement, including, without limitation, the notice provisions and the governing law provisions.

          IN WITNESS WHEREOF, Holdings has caused this Agreement to be executed by its duly authorized officers and Donald has executed this Agreement, both as of the day and year first above written.



                                       SMG-II HOLDINGS CORPORATION


                                       By: ___________________________________

                                           Title: ____________________________


                                       JAMES L. DONALD


                                       _______________________________________


                                       _______________________________________

                                       _______________________________________
                                                     (address)

                                     Exhibit C

                                    FORM OF NOTE

                             THIS NOTE IS NON-NEGOTIABLE





                               FORM OF PROMISSORY NOTE
                                         A-16


$281,250                                                 Dated: November 8, 1996

         FOR VALUE RECEIVED, the undersigned, JAMES L. DONALD, an individual residing at 26 Carriage Place; Edison, New Jersey; 08820 (the "Borrower"), HEREBY PROMISES TO PAY to PATHMARK STORES, INC. (the "Lender") on the Termination Date (as defined below) the principal amount of TWO HUNDRED AND EIGHTY ONE THOUSAND TWO HUNDRED AND FIFTY U.S. DOLLARS (US$281,250) in lawful money of the United States of America ("U.S. Dollars" or "US$") and in same day funds.


                                      ARTICLE I

                                     DEFINITIONS

         SECTION 1.01 Certain Defined Terms. As used in this Note, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Board" means the Board of Directors of the Lender.

         "Borrower" has the meaning specified in the recital of parties to this Note.

         "Business Day" means a day of the year on which banks are not required or authorized to close in New York City.

         "Employment Agreement" means the Employment Agreement between the Borrower and the Lender dated October 8, 1996 which sets forth the terms of the Borrower's employment with the Lender.

                             THIS NOTE IS NON-NEGOTIABLE


         "Federal Short-Term Rate" means the interest rate that is the Federal short-term rate which rate per annum shall at all times be equal to the rate of interest in effect on the date hereof and published by the Secretary of the Treasury, in accordance with Section 1274(d) of the Internal Revenue Code, as the monthly Federal short-term rate.

         "Holdings" means SMG-II Holdings Corporation, a Delaware corporation and the parent company of the Lender, together with any successors.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "Lender" has the meaning specified in the recital of parties to this Note.

         "Loan Documents" means this Note, the Security Agreement and any other Note of the Borrower payable to the order of the Lender, in each case as amended or modified from time to time.

         "Security Agreement" means a pledge, assignment and security agreement entered into by the Borrower for the benefit of the Lender, in substantially the form of Exhibit A hereto, as such agreement may be amended or modified from time to time.

         "Termination Date" means the earlier of (a) October 8, 2001 or (b) the date of the termination in whole of the Loan hereunder pursuant to Section 2.04 or 5.01.

         SECTION 1.02 Computation of Time Periods. In this Note in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

         SECTION 1.03 Other Terms. All other terms not defined in this Note shall have the meaning assigned such terms in the Employment Agreement.

                             THIS NOTE IS NON-NEGOTIABLE


                                      ARTICLE II

                             AMOUNT AND TERMS OF THE LOAN

         SECTION 2.01. The Loan. The Lender agrees, on the terms and conditions hereinafter set forth, to make a loan (the "Loan") to the Borrower on the date hereof in the amount set forth above in U.S. Dollars and in same day funds.

         SECTION 2.02. Repayment. The Borrower shall repay the aggregate unpaid principal amount of the Loan on the Termination Date.

         SECTION 2.03. Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of this Note from the date of this Note until this Note shall be paid in full at a rate per annum equal at all times to the Federal Mid-Term Rate in effect and applicable to this Note pursuant to the terms hereof, payable quarterly in arrears beginning on January 8, 1997 and on the Termination Date.

         (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default listed in Section 5.01(g) to which this Section 2.03(b) shall not apply until 60 days after the occurrence of such Event of Default), the Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on the dates referred to in clause (a) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on this Note pursuant to clause (a) above.

         SECTION 2.04. Mandatory Prepayments. The Borrower shall, on the next succeeding Business Day following the Borrower's failure to be in the Lender's employ as a result of a termination of employment for Cause or by reason of the Borrower's death or a resignation of employment other than for Good Reason, prepay the outstanding principal amount of the Loan and pay accrued interest to the date of such prepayment on the entire principal amount of the Loan outstanding as of such date; provided however that the Borrower shall be considered to be in the Lender's "employ" during any period of the Borrower's Disability.

         SECTION 2.05. Payments and Computations. The Borrower shall make each payment hereunder not later than 3:00 P.M. (New York City time) on the day when due in U.S. Dollars to the Lender at its address referred to in Section
6.02 in same day funds. All computations of interest shall be made by the Lender on the basis of a year of 365 or 366

                             THIS NOTE IS NON-NEGOTIABLE


days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

         SECTION 2.06. Payment on Non-Business Days. Whenever any payment under any Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.


                                     ARTICLE III

                                CONDITIONS OF LENDING

         SECTION 3.01. Conditions Precedent to the Loan. The obligation of the Lender to make the Loan hereunder is subject to the conditions precedent that the Lender shall have received on or before the date of such Loan the following, dated such day, in form and substance satisfactory to the Lender:

         (a)  The Security Agreement, together with:

              (i) acknowledgment copies or stamped receipt copies of proper financing statements, duly filed under the Uniform Commercial Code of all jurisdictions that the Lender may deem necessary or desirable in order to perfect the security interests created by the Security Agreement,

              (ii) completed requests for information, listing the financing statements referred to in paragraph (i) above and all other effective financing statements filed in the jurisdictions referred to in paragraph (i) above that name the Borrower as debtor, together with copies of such other financing statements (none of which shall cover the collateral purported to be covered by the Security Agreement),

              (iii) evidence of the completion of all recordings and filings of or with respect to the collateral that the Lender may deem necessary or desirable in order to perfect the security interests created by the Security Agreement, and

                             THIS NOTE IS NON-NEGOTIABLE


              (iv) evidence that all other actions necessary or, in the opinion of the Lender, desirable to perfect and protect the security interests created by the Security Agreement have been taken; and

         (b) the Lender shall have received such other approvals or documents as the Lender may reasonably request.


                                      ARTICLE IV

                              COVENANTS OF THE BORROWER

         SECTION 4.01. Affirmative Covenants. So long as this Note shall remain unpaid, the Borrower will, unless the Lender shall otherwise consent in writing:

         (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon the Borrower or upon the property of the Borrower except to the extent contested in good faith.

         (b)  Reporting Requirements.  Furnish to the Lender:

              (i) as soon as possible and in any event within five days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto; and

              (ii) such other information respecting the condition or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

                             THIS NOTE IS NON-NEGOTIABLE


                                      ARTICLE V

                                  EVENTS OF DEFAULT

         SECTION 5.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

         (a) The Borrower shall fail to pay any principal of, or interest on, this Note or any other amount under any other Loan Document, including, but not limited to, any mandatory prepayments, within 30 days after the same becomes due and payable;

         (b) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 4.01 or (ii) any other term, covenant or agreement contained in any Loan Document on the part of the Borrower to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Lender;

         (c) The Borrower shall generally not pay his debts as such debts become due, or shall admit in writing his inability to pay his debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate the Borrower a bankrupt or insolvent, or seeking liquidation, protection, relief, or composition of the Borrower or of his debts under any law relating to bankruptcy, insolvency or relief of debtors, or seeking the entry of an order for relief for the Borrower or for any substantial part of his property and, in the case of any such proceeding instituted against the Borrower (but not instituted by the Borrower), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against the Borrower or for any substantial part of his property) shall occur;

         (d) Any judgment or order for the payment of money in excess of $250,000 shall be rendered against the Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                             THIS NOTE IS NON-NEGOTIABLE


         (e) Any provision of the Security Agreement after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state in writing;

         (f)  The Security Agreement after delivery thereof pursuant to Section
    3.01 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority security interest in any of the collateral purported to be covered thereby;

         (g)  The Borrower shall die; or

         (h) The Borrower shall be terminated for Cause or resign without Good Reason, or shall give or receive notice of such termination or resignation;

then, and in any such event, the Lender may, by notice to the Borrower, declare this Note, all interest thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon this Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, that in the event of the death of the Borrower or in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, this Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                      ARTICLE VI

                                    MISCELLANEOUS

         SECTION 6.01. Amendments, Etc. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 6.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable

                             THIS NOTE IS NON-NEGOTIABLE


communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address as indicated in the recital of parties to this Note; and if to the Lender, at its address at 301 Blair Road; Woodbridge, New Jersey; 07095, Attn: Corporate Secretary; or, as to each party, at such other address and to such other individual as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 6.03. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         SECTION 6.04. Binding Effect. This Note shall (a) be binding upon the Borrower and his personal representatives, estate, heirs, devisees, legatees and assigns, (b) inure to the benefit of the Borrower and his assigns and (c) be binding upon and inure to the benefit of the Lender and its respective successors and assigns, except that the Borrower shall not have the right to assign his rights hereunder or any interest herein without the prior written consent of the Lender.

         SECTION 6.05. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                             THIS NOTE IS NON-NEGOTIABLE


         IN WITNESS WHEREOF, the Borrower has executed and the Lender has caused this Note to be executed by its officer thereunto duly authorized, in each case, as of the date first above written.



                             ______________________________
                             JAMES L. DONALD, as
                             Borrower



CONSENTED TO AND ACKNOWLEDGED:



PATHMARK STORES, INC.,
as Lender


By:__________________________________
   Name:
   Title:

                                     Exhibit D

                                 SECURITY AGREEMENT

                      PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT


         PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT, dated as of November 8, 1996, made by the individual identified on the signature page hereof (the "Pledgor"), residing at the address indicated for the Pledgor on the signature page hereof, to PATHMARK STORES, INC. (the "Pledgee"), a Delaware corporation.

         PRELIMINARY STATEMENTS:

         (1) The Pledgor has made various Notes to the order of the Pledgee, each dated November 8, 1996 (each such Note, as it may hereinafter be amended or modified from time to time, being a "Note", and collectively, the "Notes", the terms defined therein and not otherwise defined herein being used herein as therein defined).

         (2)  The Pledgor is the owner of the shares of stock set forth on
Part I of Schedule I hereto and issued by the corporations indicated therein and the options set forth in Part II of Schedule I hereto and issued by the corporations indicated therein.

         (3) The Pledgor has entered into an Option Agreement relating to the options listed on Part II of Schedule I (said agreement, as amended or modified from to time, being the "Option Agreement") and a Stock Award Agreement relating to the shares listed on Part I of Schedule I (said agreement, as amended or modified from to time, being the "Stock Award Agreement").

         (4) Each of the Notes requires that the Pledgor shall grant the security interest contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to make the loans under the Notes, the Pledgor hereby agrees with the Pledgee as follows:

         SECTION 1. Grant of Security. The Pledgor hereby assigns, transfers and pledges to the Pledgee, and hereby grants to the Pledgee a security interest in, all of the Pledgor's right, title and interest in, to and under the following, in each case, as to each type of property described below, whether now owned or hereafter acquired, wherever located and whether now or hereafter existing (the "Collateral"):

         (a) (i) the shares of stock set forth in Part I of Schedule I hereto and issued by the corporations indicated therein (collectively referred to herein as the "Initial Pledged Shares", and together with the shares referred to in clause (ii) below, the "Pledged Shares"), together with the certificates representing such Initial Pledged Shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Shares;

              (ii) all additional shares of stock of any issuer of any Initial Pledged Shares from time to time acquired by the Pledgor in any manner, other than additional shares of stock acquired by the Pledgor in open market purchases, together with the certificates representing such additional shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

         (b) (i) the option set forth in Part II of Schedule I hereto and issued by the corporation indicated therein (referred to herein as the "Initial Pledged Option", and together with the options referred to in clause (ii) below, the "Pledged Options"; the Pledged Shares and Pledged Options being referred to herein as the "Security Collateral"), together with all shares, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Option, including, without limitation, the shares issued upon exercise of such Pledged Options;

              (ii) all additional options of the issuer of the Initial Pledged Option from time to time acquired by the Pledgor in any manner and all shares, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such options;

         (c) the Option Agreement and the Stock Award Agreement (collectively, the "Assigned Agreements"), including, without limitation,
    (i) all rights of the Pledgor under or pursuant to the Assigned Agreements, (ii) all rights of the Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of the Pledgor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) all rights of the Pledgor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral"); and

         (d) all proceeds of any and all of the foregoing Collateral (including, without limitation, (i) proceeds which constitute property of the types described in clauses (a) through (c) of this Section 1 and (ii)
    cash) and, to the extent not
    otherwise included, all payments under insurance (whether or not the Pledgee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

         SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations of the Pledgor now or hereafter existing under the Loan Documents (all such obligations of the Pledgor being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Pledgor to the Pledgee under any of the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

         SECTION 3. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Pledgee of any of the rights hereunder shall not release the Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Pledgee shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Pledgee be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral are being delivered to and will be held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee (as pledgee hereunder) or any of its nominees any or all of the Collateral. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:

         (a) The residence of the Pledgor is located at the address specified on the signature page of this Agreement. A fully executed original counterpart of each of the Assigned Agreements has been delivered to the Pledgee. Each party to the Assigned

Agreements other than the Pledgor has executed and delivered to the Pledgee a consent, substantially in the form of Exhibit A, to the assignment of the Agreement Collateral to the Pledgee pursuant to this Agreement.

         (b) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interests created by this Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Pledgee relating to this Agreement.

         (c) This Agreement has been duly executed and delivered by the Pledgor and is a valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

         (d) The execution and delivery by the Pledgor of this Agreement and the performance of its obligations thereunder are within the Pledgor's authority and capacity and do not contravene any law, regulation, order or contractual restriction binding on or affecting the Pledgor.

         SECTION 6. Further Assurances. (a) The Pledgor agrees that from time to time, at the expense of the Pledgee, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will: (i) deliver and pledge to the Pledgee promptly upon receipt thereof all instruments or certificates representing or evidencing any of the Collateral duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Pledgee; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Pledgee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

         (b) The Pledgor hereby authorizes the Pledgee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (c) The Pledgor will furnish to the Pledgee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Pledgee may reasonably request, all in reasonable detail.

         (d) The Pledgor will give the Pledgee not less than 30 days' prior written notice of any change in his residence from the residence specified in
Section 5(a) hereof (or any subsequent location).

         SECTION 7. As to the Assigned Agreements. The Pledgor shall at its expense (a) perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, enforce the Assigned Agreements in accordance with their respective terms, and take all such action to such end as may be from time to time reasonably requested by the Pledgee, (b) furnish to the Pledgee such information and reports regarding the Collateral as the Pledgee may reasonably request and (c) upon request of the Pledgee make to any other party to the Assigned Agreements such demands and requests for information and reports or for action as the Pledgor is entitled to make thereunder.

         SECTION 8. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

         (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of the Pledgor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents.

         (ii) Any and all

              (A) dividends and interest paid or payable including cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

              (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus,

              (C) cash paid, payable or otherwise distributed in respect of principal of or in exchange for, any Security Collateral, and

              (D) cash dividends paid or payable in violation of the terms of the Loan Documents,

    shall be, and shall be forthwith delivered to the Pledgee to hold as, Security Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Pledgee as Security Collateral in the same form as so received (with any necessary indorsement).

         (iii) The Pledgee shall (A) execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and (B) release to the Pledgor amounts of the Collateral as the Pledgor may reasonably request, but solely to the extent necessary to permit the Pledgor to exercise the rights set forth in the Employment Agreement and Stockholder Agreement (the "Rights Agreements"); provided that such exercise shall comply with the terms and provisions of the Rights Agreements and provided further that upon the exercise by the Pledgor of any such rights, all proceeds resulting from such exercise shall be, and shall be forthwith delivered to the Pledgee to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary indorsement).

         (iv) The Pledgee shall release to the Pledgor amounts of the Collateral as the Pledgor may reasonably request, but solely to the extent necessary to pay all taxes due and payable by the Pledgor upon the exercise of the options under the Option Agreement, the inclusion of any income of shares received under the Stock Award Agreement, and any gain recognized upon the sale or exchange of any collateral, or on any dividends or distributions previously received by the Pledgor and pledged to the Pledgee pursuant to paragraph (ii) above.

         (b) Upon the occurrence and during the continuance of any Event of Default all rights of the Pledgor to exercise or refrain from exercising the consensual rights that it would otherwise be entitled to exercise pursuant to
Section 8(a)(i) shall, upon notice to the Pledgor by the Pledgee, cease, and all such rights shall thereupon become vested in the Pledgee, which shall thereupon have the sole right to exercise or refrain from exercising such consensual rights.

         SECTION 9.  Transfers and Other Liens.  (a)  The Pledgor shall not
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

         (b) The Pledgor agrees that it shall pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of any Pledged Shares or Pledged Options.

         SECTION 10. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee's discretion, to take any action and to execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

         (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

         (c) to file any claims or take any action or institute any proceedings that the Pledgee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Pledgee with respect to any of the Collateral.

         SECTION 11. Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 14.

         SECTION 12. The Pledgee's Duties. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Pledgee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any

Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property.

         SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

         (a) The Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "Code") (whether or not the Code applies to the affected Collateral), and also may (i) require the Pledgor to, and the Pledgor hereby agrees that it will at its expense and upon request of the Pledgee forthwith, assemble all or part of the Collateral as directed by the Pledgee and make it available to the Pledgee at a place to be designated by the Pledgee which is reasonably convenient to both parties and (ii) without notice except as specified below, sell or, to the extent permitted by applicable law, purchase the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) Any cash held by the Pledgee as Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and then or at any time thereafter be applied (after payment of any amounts payable to the Pledgee pursuant to Section 14) in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         (c) The Pledgee may exercise any and all rights and remedies of the Pledgor under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of the

    Pledgor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements.

         (d) Subject to Section 8, all payments received by the Pledgor under or in connection with the Assigned Agreements or otherwise in respect of the Collateral shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee in the same form as so received (with any necessary indorsement).

         In exercising the remedies provided for herein, the Pledgee shall comply with all provisions of the Assigned Agreements and with applicable law, including without limitation the securities laws.

         SECTION 14. Expenses. The Pledgor will upon demand pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee incurs in connection with the exercise or enforcement of any of its rights hereunder.

         SECTION 15. Amendments; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Pledgor, at its address specified in the recital of parties to this Agreement, and if to the Pledgee, at its address specified in the Notes, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 17. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the payment in full of the Obligations and all other amounts payable under the Loan Documents and (ii) the Termination Date, (b) be binding upon the Pledgor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Pledgee and its successors, transferees and assigns.

         SECTION 18.  Release and Termination.   The security interest
granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor upon the later of (a) the payment in full of the Obligations and all other amounts payable under the Loan Documents and (b) the Termination Date. Upon such termination, the Pledgee will, at its expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         SECTION 19. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Unless otherwise defined herein, terms used in Article 8 or Article 9 of the Code are used herein as therein defined.

         IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Agreement, and the Pledgee has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                  __________________________
                                  JAMES L. DONALD, as Pledgor
                                  Address:  26 Carriage Place
                                            Edison, New Jersey
                                            08820


                                  PATHMARK STORES, INC.,
                                    as Pledgee


                                  By_________________________
                                    Title:

                                    Schedule I
                                      PART I
                                  PLEDGED SHARES


                                                               Stock                  Number      Percentage of
                                              Class of       Certificate      Par       of         Outstanding
Debtor                    Issuer               Stock            No(s).       Value    Shares          Shares
------                    ------              --------       -----------     -----    ------      -------------

James L. Donald     SMG-II Holdings            Common            71           0.01    19,851            2%
                    Corporation

James L. Donald     SMG-II Holdings           Preferred           1           $200     8,520            2%
                    Corporation


                                           PART II

                                       PLEDGED OPTIONS


                                              Class of                           Percentage of
Pledgor                   Issuer               Stock       Number of Shares    Outstanding Shares
-------                   ------              --------     ----------------    ------------------

James L. Donald     SMG-II Holdings            Common           100,000               6.5%
                      Corporation


                         EXHIBIT A TO THE SECURITY AGREEMENT

                            FORM OF CONSENT AND AGREEMENT


         The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Pledge, Assignment and Security Agreement, dated as of November 8, 1996 (the "Security Agreement"; terms defined therein being used herein as therein defined) from James L. Donald (the "Pledgor") to Pathmark Stores, Inc. (the "Pledgee"), and hereby agrees with the Pledgee that:.

    (a) Upon notice from the Pledgee, the undersigned will make all payments and distributions to be made by it under or in connection with the Assigned Agreements between the undersigned and the Pledgor in accordance with the instructions of the Pledgee.

    (b) All payments and other distributions referred to in paragraph (a) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Pledgee for any reason any such payment or other distribution once made.

    (c) The Pledgee shall be entitled to exercise any and all rights and remedies of the Pledgor under the Assigned Agreements in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

    (d) The undersigned will not, without the prior written consent of the Pledgee, (i) cancel or terminate the Assigned Agreements or consent to or accept any cancellation or termination thereof, or (ii) amend or otherwise modify the Assigned Agreements

    This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee and its successors, transferees and assigns. This Consent and Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated: November 8, 1996      SMG-II HOLDINGS CORPORATION

                             By___________________________
                               Title:

                                   November 8, 1996


SMG-II HOLDINGS CORPORATION
301 Blair Road
Woodbridge, New Jersey  07095

                            Notification and Confirmation
                              of Registration of Pledge

Dear Sir or Madam:

         I, James L. Donald, as pledgor (the "Pledgor") have assigned and pledged to Pathmark Stores, Inc. (the "Lender") pursuant to the Security Agreement, dated November 8, 1996 (the "Security Agreement") made by me, as the Pledgor, to the Lender all of my right, title and interest in and to, among other things: (1) all my present and future interests in an option (the "Option") to buy shares of common stock of SMG-II Holdings Corporation, a Delaware corporation ("Holdings") and (2) the Option Agreement dated as of October 8, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Option Agreement"), between the Pledgor and Holdings.

         1. With the consent of the Lender, I hereby notify Holdings of the assignment and pledge pursuant to the Security Agreement and instruct Holdings to register such assignment and pledge by appropriate notations in the books and records of Holdings, so that anyone examining such books and records would be notified of such assignment and pledge.

         2. Holdings hereby confirms that the assignment and pledge of the Option of the Pledgor to the Lender was registered upon the books and records of Holdings maintained for such purposes on behalf of the undersigned on November 8, 1996 and certifies that attached hereto is a true and correct excerpt from the books of Holdings.

         3. Holdings hereby represents that as of the date hereof, such books and records reflect no lien, restriction or adverse claim (other than those created under the Security Agreement) with respect to the Option and that it has no knowledge of any such lien, restriction or adverse claim (other than those created under the Security Agreement).

         4. Holdings hereby confirms that the Pledgor is the registered owner of the type and percentage of the Option described below:

Pledgor               Type of Interest                 Percentage Interest
-------               ----------------                 -------------------

James L. Donald       Option to buy 100,000 shares            6.5%
                      of Holdings common stock

         The address and taxpayer identification number of the Pledgor and the Lender are set forth below.


Registered Owner

                   Name:     JAMES L. DONALD
                Address:     26 Carriage Place
                             Edison, New Jersey  08820

          Taxpayer I.D.:     ###-##-####

Lender
                   Name:     PATHMARK STORES, INC.
                Address:     301 Blair Road
                             Woodbridge, New Jersey  07095

          Taxpayer I.D.:     22-2879612


         This letter agreement may be executed in any number of counterparts and by any combination of parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as the delivery of a manually executed counterpart of this letter agreement.

         This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                             Very truly yours,



                             ____________________________
                             JAMES L. DONALD



                             PATHMARK STORES, INC.,
                             as Lender


                              By__________________________
                                   Name:
                                   Title:



                             Acknowledged, Agreed and Confirmed to, and for the benefit of, the Lender and the Pledgor, as of the date first above written:



                             SMG-II HOLDINGS CORPORATION



                             By___________________________
                                  Name:
                                  Title:

                                     Exhibit E

                                   ESCROW AGREEMENT

                                   ESCROW AGREEMENT

         ESCROW AGREEMENT (this "Agreement") is entered into this 7th day of November, 1996 among PATHMARK STORES, INC., a Delaware corporation, as Lender (the "Lender") under the Notes referred to below, JAMES L. DONALD, as Borrower (the "Borrower") under such Notes, and PNC Bank, N.A., as Escrow Agent hereunder.

                                PRELIMINARY STATEMENTS

         (1) On the date hereof, the Borrower has made various Notes to the Lender numbered A1-A16 (each such Note, as it may hereafter be amended or modified, being a "Note" and, collectively, the "Notes"; terms defined therein and not otherwise defined herein being used herein as therein defined).

         (2) Simultaneously with the execution and delivery of the Notes, the Borrower has entered into a Pledge Agreement (the "Pledge Agreement") in favor of the Lender. The Borrower has entered into an employment agreement (the "Employment Agreement") with the Lender.

         (3) Pursuant to the Employment Agreement, the Lender may be required under certain circumstances to cancel and return to the Borrower marked "Paid in Full" a Note or Notes. To facilitate such cancellation and return, the Lender has delivered to the Escrow Agent each original Note executed by the Borrower for the cancellation and return to the Borrower, pursuant to the terms of the Employment Agreement and this Agreement, each such Note (all such Notes being, collectively, the "Escrowed Documents").

         NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

         SECTION 1. Appointment of Escrow Agent. Effective as of the date above, the Lender and the Borrower hereby irrevocably appoint PNC Bank, N.A. as escrow agent (in such capacity, the "Escrow Agent") to hold and release the Escrowed Documents on the terms and conditions set forth below.

         SECTION 2. Delivery of Escrowed Documents. The Escrow Agent hereby accepts and confirms delivery from the Lender of the Escrowed Documents.

         SECTION 3.  Release of Escrowed Documents.

         (a) The Lender hereby agrees to, on each interest payment date, commencing on January 8, 1997 and quarterly thereafter or such later date on which the Lender shall have received payment in full of all interest due and payable under or pursuant to the Notes with respect to such interest payment date, upon receipt in full of all such interest accrued and in accordance with the terms of the Employment Agreement, request that the Escrow Agent release such Note or Notes applicable to such period to the Borrower marked "Paid in Full" and, as necessary, to report to the Escrow Agent that such interest has been paid and that the Borrower remains employed by the Lender, or the term under which his employment terminated.

         (b) On each interest payment date, commencing on January 8, 1997, and quarterly thereafter or such later date as the Lender shall specify to the Escrow Agent pursuant to the next succeeding clause, upon receipt by the Escrow Agent of written notice from the Lender confirming receipt in full of all interest due and payable under or pursuant to the Notes, and requesting that the Escrow Agent release any Note or Notes, the Escrow Agent shall release from escrow and date (the date of such release) the Note or Notes applicable to such release. The Escrow Agent shall deliver by first class mail to the address indicated herein each such released Escrowed Document to the Borrower marked "Paid in Full".

         (c) Upon receipt by the Escrow Agent of written notice from the Lender that (i) the Borrower's employment with the Lender has been terminated without Cause or the Borrower has resigned his employment with the Lender for Good Reason or that there has occurred a Change in Control and (ii) the Borrower has paid in full all interest due and payable pursuant to the Notes, the Escrow Agent shall promptly return, marked "Paid in Full", all Notes not previously delivered to the Borrower marked "Paid in Full".

         SECTION 4. Concerning the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the Lender and the Borrower that:

         (a) The Escrow Agent shall not be liable for any error of judgment or for any action taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith except its own gross negligence or willful misconduct.

         (b) The Lender and the Borrower agree to jointly and severally indemnify the Escrow Agent and hold it harmless from and against any loss, liability, expenses (including, without limitation, reasonable attorneys' fees and expenses), claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement, except for the gross negligence or willful misconduct of the Escrow Agent. These indemnities shall survive the resignation of the Escrow Agent or the termination of this Escrow Agreement.

         (c) The fee of the Escrow Agent for its services hereunder shall be paid by the Lender in accordance with the standard schedule of charges in effect when services are rendered. Such schedule will be furnished upon request.

         (d) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent.

         (e) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the services thereof. The Escrow Agent shall act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice, receipt or advice, make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

         (f) The Escrow Agent may act pursuant to the advice of its counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith in accordance with such advice.

         (g) The Escrow Agent may at any time resign as escrow agent for any reason by giving not less than 30 days' notice to the parties hereto and by delivering the Escrowed Documents to any successor Escrow Agent agreed to in writing and delivered to the Escrow Agent by the Borrower and the Lender pursuant to the Employment Agreement, whereupon the resigning Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. If after 30 days no successor has been appointed, the Escrow Agent shall deliver the Escrowed Documents to the Lender.

         (h) In the event that the Escrow Agent receives written notice of any disagreement among any parties to the Loan Documents resulting in adverse claims or demands being made in connection with the Escrowed Documents, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Documents until the Escrow Agent shall have received a final non-appealable order of a court of competent jurisdiction directing delivery or other disposition of the Escrowed Documents. Any court order referred to above shall be accompanied by a legal opinion by counsel for the presenting party addressed to and satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further question.

         (i) The parties hereto hereby irrevocably submit to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Escrow Agreement, and irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such New York State or federal court.

         (j) This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors, assigns, and representatives, and shall not inure to the benefit of any third party. Except as otherwise specifically provided herein, no party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.

         SECTION 5. Notices. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) by either the Borrower or the Corporate Secretary of the Lender and mailed, telecopied, telegraphed, telexed, cabled or delivered, as follows:

                   If to the Lender:
                   Address:            301 Blair Road
                                       Woodbridge, New Jersey  07095
                   Attention:          Corporate Secretary
                   Telecopy No.:       (908) 499-3460
                   Telephone No.:      (908) 499-3930

                   If to the Borrower:
                   Address:            301 Blair Road
                                       Woodbridge, New Jersey  07095
                   Telecopy No.:       (908) 499-3100
                   Telephone No.:      (908) 499-3535

                   If to the Escrow Agent:
                   Attention:          Corporate Trust Department
                   Address:            Metro Top Building
                                       P.O. Box 600
                                       Edison, New Jersey  08818
                   Telecopy No.:       (908) 205-4525
                   Telephone No.:      (908) 205-4542

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Escrow Agent shall not be effective until received by the Escrow Agent.

         SECTION 6. Binding Effect; Governing Law. This Agreement shall become effective, as of the date first above written, when it shall have been executed by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and shall not inure to the benefit of any third party. No party hereto may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties. This

Escrow Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Escrow Agreement shall in any event be effective unless the same shall be in writing and signed by all parties hereto.

         SECTION 8. Termination. The termination date of this Escrow Agreement will be that same date indicated in Section 1.01 of the Notes.

         SECTION 9.  Execution in Counterparts.

         (a) This Escrow Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         (b) One or more counterparts of this Escrow Agreement may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Escrow Agreement to be executed by their respective officers or other representatives hereunto duly authorized, as of the date first above written.

                                  PATHMARK STORES, INC.


                                  By:  _______________________________
                                       Name:
                                       Title:



                                  PNC BANK, N.A.


                                  By:  _______________________________
                                       Name:
                                       Title:


                                   _______________________________
                                       JAMES L. DONALD